UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2013

Cole Real Estate Investments, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35974	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices) (Zip Code)

(602) 778-8700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
As of September 30, 2013, Cole Real Estate Investments, Inc. (the “Company”) owned 1,026 properties, comprising 44.8 million rentable square feet of single and multi-tenant retail and commercial space, which are leased to national and regional credit worthy tenants under long-term triple net leases, located in 48 states, which include properties owned through consolidated joint ventures. As of September 30, 2013, the rentable space at these properties was 99% leased. As of September 30, 2013, the Company also owned 21 commercial mortgage-backed securities, three notes receivable and, through unconsolidated joint ventures, had interests in 12 properties comprising 2.3 million rentable square feet of commercial and retail space.
The following table presents diversifications of the Company’s owned real estate portfolio, based on annualized revenue, as of September 30, 2013:

	Number of Investments	Rentable Square Feet (thousands)	Annualized Rental Revenue (thousands)(1)	% of Annualized Rental Revenue
Freestanding retail	894	18,098	$273,365	46.3%
Multi-tenant retail	77	11,465	150,733	25.5%
Office and industrial	55	15,236	166,803	28.2%
	1,026	44,799	$590,901	100.0%
________________
(1) Annualized rental revenue represents the average annual base rental income over the respective lease terms, including adjustments for rent concessions or abatements, if any.
The following table shows certain information regarding the lease expirations of the Company’s owned real estate portfolio, including consolidated joint ventures, as of September 30, 2013, during each of the next ten years, assuming no exercise of renewal options:

Lease Expiration Year	Number of Leases Expiring	Leased Square Feet (thousands)	Annualized Rental Revenue (thousands)(1)	% of Annualized Rental Revenue
October 1, 2013 through December 31, 2013	19	61	$757	0.1%
2014	65	244	4,698	0.8%
2015	88	418	6,996	1.2%
2016	130	1,171	15,943	2.7%
2017	142	1,023	14,638	2.5%
2018	192	2,295	30,978	5.2%
2019	108	2,354	28,327	4.8%
2020	57	1,157	14,786	2.5%
2021	78	2,949	36,415	6.2%
2022	74	2,829	24,205	4.1%
2023	88	2,610	40,926	6.9%
Totals	1,041	17,111	$218,669	37.0%
________________

(1)	Annualized rental revenue represents the average annual base rental income over the respective lease terms, including adjustments for rent concessions or abatements, if any.

The following table shows certain information regarding the geographic diversification of the Company’s owned real estate portfolio, including consolidated joint ventures, as of September 30, 2013:

State	Number of Properties	Rentable Square Feet (thousands)	Annualized Rental Revenue (thousands) (1)	% of Annualized Rental Revenue
Alabama	27	1,286	$16,401	2.8%
Alaska	2	92	1,615	0.3%
Arizona	41	2,975	49,047	8.3%
Arkansas	16	335	3,652	0.6%
California	22	2,905	40,689	6.9%
Colorado	15	803	9,123	1.5%
Connecticut	1	70	2,511	0.4%
Delaware	2	35	624	0.1%
Florida	81	3,287	39,697	6.7%
Georgia	43	3,293	47,030	8.0%
Idaho	2	24	498	0.1%
Illinois	46	1,550	30,864	5.2%
Indiana	44	531	10,017	1.7%
Iowa	14	475	4,787	0.8%
Kansas	7	205	2,602	0.4%
Kentucky	17	139	3,535	0.6%
Louisiana	31	866	9,032	1.5%
Maine	14	282	3,325	0.6%
Maryland	6	366	7,346	1.2%
Massachusetts	10	1,222	14,332	2.4%
Michigan	43	1,691	21,943	3.7%
Minnesota	7	111	2,379	0.4%
Mississippi	11	258	2,899	0.5%
Missouri	26	428	6,316	1.1%
Montana	1	16	261	—%	(2)
Nebraska	5	225	3,739	0.6%
Nevada	17	699	7,428	1.3%
New Hampshire	4	126	2,023	0.3%
New Jersey	14	891	20,450	3.5%
New Mexico	18	685	7,739	1.3%
New York	7	651	9,979	1.7%
North Carolina	34	1,549	13,728	2.3%
North Dakota	1	70	926	0.2%
Ohio	72	1,718	18,214	3.1%
Oklahoma	21	446	7,774	1.3%
Oregon	2	229	2,897	0.5%
Pennsylvania	15	1,046	8,035	1.4%
Rhode Island	1	52	1,010	0.2%
South Carolina	27	2,148	16,885	2.9%
South Dakota	2	22	491	0.1%
Tennessee	19	2,676	16,063	2.7%
Texas	187	6,484	96,812	16.3%
Utah	2	63	496	0.1%
Vermont	3	7	134	—%	(2)
Virginia	23	1,335	18,407	3.1%
Washington	6	40	939	0.2%
West Virginia	1	11	302	0.1%
Wisconsin	16	381	5,905	1.0%
Total	1,026	44,799	$590,901	100.0%
________________

(1)	Annualized rental revenue represents the average annual base rental income over the respective lease terms, including adjustments for rent concessions or abatements, if any.

(2)	Represents less than 0.1% of total annualized rental revenue.

The following table shows certain information regarding the tenant industry diversification of the Company’s owned real estate portfolio, including consolidated joint ventures, as of September 30, 2013:

Industry	Percentage of Annualized Rental Revenue
Agricultural products and services	—%	(1)
Animal supplies	4.0%
Auto retail	2.0%
Auto services	—%	(1)
Casual dining	4.2%
Childcare and development	—%	(1)
Consumer products	1.9%
Discount retail	2.6%
Education	2.7%
Family dining	3.8%
Financial services	2.3%
Fitness	2.9%
Freight	0.6%
Furniture rental and leasing	0.8%
Gas/Convenience	2.8%
Government services	0.8%
Healthcare	4.3%
Home maintenance	3.4%
Information and communications	0.1%
Insurance	1.9%
Manufacturing	1.5%
Marine products	0.2%
Office products	0.9%
Oil/Gas	1.5%
Personal services	0.7%
Pharmacy	8.8%
Professional services	2.3%
Quick service restaurant	1.8%
Retail - department	5.1%
Retail - discount	2.4%
Retail - electronics and appliances	—%	(1)
Retail - grocery	1.4%
Retail - hobby/books/music	1.2%
Retail - home furnishings	0.4%
Retail - internet	2.4%
Retail - office supply	0.3%
Retail - pet supply	0.4%
Retail - sporting goods	2.3%
Retail - variety	2.9%
Retail - wholesale	4.1%
Retail banking	1.0%
Specialty retail	7.0%
Supermarket	6.7%
Telecommunications	3.6%
Total	100.0%
________________

(1)	Represents less than 0.1% of total annualized rental revenue.
The information in this Item 7.01 is deemed to have been furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLE REAL ESTATE INVESTMENTS, INC.

Dated: November 4, 2013	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting (Principal Accounting Officer)

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